Exhibit 99.1

CD International Enterprises Common Stock to Trade on the OTCQB under the Symbol 'CDII' Beginning Wednesday, July 11, 2012

DEERFIELD BEACH, FL--(7/10/12) - CD International Enterprises, Inc. (“CD International”) (NASDAQ:CDII), a U.S. based company that produces, sources, and distributes industrial commodities in China and the Americas and provides business and financial corporate consulting services, announced today that its common stock will begin trading on the OTCQB Marketplace, under its current symbol “CDII” effective July11, 2012.

OTC Markets Group Inc. operates the world's largest electronic marketplace for broker-dealers to trade stocks not listed on a major exchange.  The OTCQB is a market tier for OTC traded companies that are registered and reporting with the Securities and Exchange Commission.  According to 2011 year-end market statistics published by OTC Markets Group Inc., there were 3,625 companies listed on the OTCQB with a total market capitalization of approximately $152 billion. Investors will be able to view real time stock quotes for CD International at http://www.otcmarkets.com under the ticker symbol CDII.

The transition to the OTCQB Marketplace comes after the NASDAQ Listing Qualifications Panel notified CD International on July 9, 2012 that the Panel has determined to delist CD International's common stock from the NASDAQ Global Market based on public interest concerns and will suspend trading of the stock effective at the open of trading on Wednesday, July 11, 2012.

The transition to the OTCQB Marketplace does not change CD International's obligation to file periodic and other reports with the Securities and Exchange Commission under applicable federal securities laws.  In addition, the transition of CD International's stock to the OTCQB Marketplace will have no effect on CD International’s shares or its shareholders ability to trade shares of CD International’s stock.

"While we disagree with the decision of the panel, we believe our stock's change in trading platform will not deter management and our whole team from achieving our goal of becoming the industry leader in the production and distribution of pure magnesium.”  stated Dr. James Wang, Chairman and CEO of CD International. "We remain committed to advancing our commodities distribution business as we look to reduce corporate expenditures to further improve our overall financial performance.  We also intend to explore every alternative available to us to maximize future shareholder value.”

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, CD International Enterprises,  Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding our goal of becoming the industry leader in the production and distribution of pure magnesium.

We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Report on Form 10-K for the fiscal year ended September 30, 2011 .

Contact:
Contact Information:
For the Company:
CD International Enterprises, Inc.
Richard Galterio or Lillian Wong
Investor Relations
Phone: 1-877-244-6257
Email:
richard.galterio@cdii.net
lillian.wong@cdii.net